                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 30, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

           Colorado                       0-24768                 84-1123311
(State or other jurisdiction            (Commission              (IRS Employer
       of incorporation)                File Number)           Identification No.)

              420 Lexington Avenue, Suite 1830 , New York, NY           10170
                  (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release dated May 30, 2002, announcing Medix launches Georgia market initiatives.

Exhibits

99.1     Copy of Press Release

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             MEDIX RESOURCES, INC.

Date:  May 30, 2002                         By:  /s/ Patricia A. Minicucci
                                                 Executive Vice President

Exhibit 99.1

                             Medix.resources, inc.
                       Connecting the world of healthcare

News Release

CONTACT:

John Prufeta
(212) 697-2509
(212) 681-9817 (fax)

Andrew Brown
(718) 323-7424

                    MEDIX LAUNCHES GEORGIA MARKET INITIATIVES
                                     ------

     NEW YORK, May 30, 2002 - Medix Resources,  Inc. (AMEX: MXR) today announced the formal  launch of market  activities  in the state of  Georgia.  The Georgia launch marks the inaugural  regional  market for Medix.  Under the leadership of
Southeast Market CEO Brian Ellacott, Medix has initiated core market development activities  including physician deployment and local health plan and PBM account management.  In addition,  the regional  operation will have  responsibility for local new account sales to secure locally based health plan, PBM and lab sponsor agreements. Concurrent with the initiative is a targeted communications campaign to  key  Georgia  physician  practices  that  includes  direct  mail  marketing, in-person presentations and phone solicitation.
     John R. Prufeta,  President  and CEO of Medix  commented,  "This  inaugural market  initiative in Georgia  marks a  significant  point in the history of our organization. Medix has assembled a core set of technologies that has gained the acceptance  of key PBM's and health  plans,  the sum which  provided our Georgia market team with a strong platform for growth.  Our objective is clear - we will organize our corporate and regional resources to aggressively  deploy Cymedix(R)
technologies to enable participating physicians to reduce costly medical errors, as well as simplify the administration of healthcare".
     "Medix  believes  that  success  in the  healthcare  connectivity  field is established by providing  technologies  that  encourage  both initial  physician office adoption and provides a sufficient  return that ensures the technology is used over the long-term.  We have established a dedicated  regional operation in
Georgia  that  fosters a locally  concentrated,  relentless  focus on  physician
adoption,   sponsor  account  growth  and  new  sponsor  sales",  said  Patricia
Minicucci, Medix Corporate Executive Vice President of Operations.
     Brian Ellacott,  Southeast Market CEO added, "My immediate goal is to fully leverage and expand upon the early  investment Medix has made in reaching out to the key  participants  in the Georgia  healthcare  community.  I look forward to leading  the charge to build our  physician  and  sponsor  relationships  in the
Georgia marketplace".

About Medix Resources, Inc.

Medix  Resources,  Inc.,  through  its  wholly  owned  subsidiary  Cymedix  Lynx
Corporation,  is the  developer  and  provider of the  Cymedix(R)suite  of fully secure,  Internet based transaction software products, that enable communication of high value added healthcare  information among physician offices,  hospitals, health  management  organizations  and health  insurance  companies.  Additional information  about Medix Resources and its products and services can be found by visiting  its  Web  sites,  WWW.MEDIXRESOURCES.COM  and  WWW.CYMEDIX.COM,  or by calling (800) 326-8773.

                                     # # #

Information  in this press  release  contains  forward-looking  statements  that involve risks and  uncertainties  that might adversely affect Medix's  operating results  in the  future to a  material  degree.  Such  risks  and  uncertainties include,  without  limitation,  the ability of Medix to raise capital to finance
the  development  of  its  software   products,   the   effectiveness   and  the
marketability  of those  products,  the  ability of the  Company to protect  its proprietary  information,  and  the  establishment  of  an  efficient  corporate
operating   structure  as  the  Company   grows.   These  and  other  risks  and
uncertainties are presented in detail in the Company's Form 10-K for 2001, which was filed with the Securities and Exchange  Commission on March 30, 2002 and the
Company's 10Q for the First Quarter of 2002, which was filed with the Securities and Exchange  Commission on May 15, 2002. This information is available from the
SEC or the Company.